                                                                    EXHIBIT 20.1

                        WFS FINANCIAL 2001-B OWNER TRUST
                          Statement to Securityholders
                for Master Service Report Date of August 31, 2001
                   for Distribution Date of September 20, 2001
                                    Class A-1


=========================================================================================================================

Original Principal Balance                                                    230,000,000.00

                                                                                                             PER $1000
                                                                                                             ORIG PRIN
AGGREGATE BALANCES:                                                                   TOTALS                  BALANCE

      Aggregate Unpaid Principal Balance as of Prior Distribution Date        230,000,000.00                1000.000000

      Aggregate Unpaid Principal Balance as of Current Distribution Date       66,952,501.85                 291.097834

                                      Pool Factor                                   0.291098

PRINCIPAL DISTRIBUTABLE AMOUNT:

      Note Quarterly Principal Distributable Amount    163,047,498.15                                        708.902166
      Plus: Prior Principal Carryover                            0.00                                          0.000000
                                                      ---------------
      Total Principal Distributable Amount             163,047,498.15                                        708.902166

      Principal Distribution Amount                    163,047,498.15                                        708.902166
                                                      ---------------

      Current Principal Carryover                                                       0.00                   0.000000

INTEREST DISTRIBUTABLE AMOUNT:

       Note Quarterly Interest Distributable Amount      3,240,125.00                                         14.087500
       Plus: Prior Interest Carryover                            0.00                                          0.000000
                                                      ---------------
       Total Interest Distributable Amount               3,240,125.00                                         14.087500

       Interest Distribution Amount                      3,240,125.00                                         14.087500
                                                      ---------------

       Current Interest Carryover                                                       0.00                   0.000000

                                                                                                             PER $1000
                                                                                                             AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                    ORIG PRIN BAL

        Aggregate Scheduled Balance                  1,206,952,501.85                                        880.987228

        Servicing Fee                                    5,450,979.00                                          3.978817

        Spread Account                                  43,328,164.56                                         31.626397
        Net Change in Spread Account                    15,928,164.56                                               n/a

        Note Percentage                                       100.00%                                               n/a

=========================================================================================================================


                        WFS FINANCIAL 2001-B OWNER TRUST
                          Statement to Securityholders
                for Master Service Report Date of August 31, 2001
                   for Distribution Date of September 20, 2001
                                    Class A-2

==============================================================================================================================



Original Principal Balance                                                            405,000,000.00

                                                                                                                 PER $1000
                                                                                                                 ORIG PRIN
AGGREGATE BALANCES:                                                                           TOTALS              BALANCE

        Aggregate Unpaid Principal Balance as of Prior Distribution Date              405,000,000.00             1000.000000

        Aggregate Unpaid Principal Balance as of Current Distribution Date            405,000,000.00             1000.000000

                                        Pool Factor                                         1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

        Note Quarterly Principal Distributable Amount                  0.00                                         0.000000
        Plus: Prior Principal Carryover                                0.00                                         0.000000
                                                         ------------------
        Total Principal Distributable Amount                           0.00                                         0.000000

        Principal Distribution Amount                                  0.00                                         0.000000
                                                         ------------------

        Current Principal Carryover                                                             0.00                0.000000


INTEREST DISTRIBUTABLE AMOUNT:

        Note Quarterly Interest Distributable Amount           5,977,800.00                                        14.760000
        Plus: Prior Interest Carryover                                 0.00                                         0.000000
                                                         ------------------
        Total Interest Distributable Amount                    5,977,800.00                                        14.760000

        Interest Distribution Amount                           5,977,800.00                                        14.760000
                                                         ------------------

        Current Interest Carryover                                                              0.00                0.000000


                                                                                                                  PER $1000
                                                                                                                  AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                         ORIG PRIN BAL

        Aggregate Scheduled Balance                        1,206,952,501.85                                       880.987228

        Servicing Fee                                          5,450,979.00                                         3.978817

        Spread Account                                        43,328,164.56                                        31.626397
        Net Change in Spread Account                          15,928,164.56                                              n/a

        Note Percentage                                             100.00%                                              n/a


===============================================================================================================================


                        WFS FINANCIAL 2001-B OWNER TRUST
                          Statement to Securityholders
                for Master Service Report Date of August 31, 2001
                   for Distribution Date of September 20, 2001
                                    Class A-3

=============================================================================================================================



Original Principal Balance                                                            400,000,000.00



                                                                                                                 PER $1000
                                                                                                                 ORIG PRIN
AGGREGATE BALANCES:                                                                           TOTALS              BALANCE

        Aggregate Unpaid Principal Balance as of Prior Distribution Date              400,000,000.00            1000.000000

        Aggregate Unpaid Principal Balance as of Current Distribution Date            400,000,000.00            1000.000000

                                        Pool Factor                                         1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

        Note Quarterly Principal Distributable Amount                 0.00                                         0.000000
        Plus: Prior Principal Carryover                               0.00                                         0.000000
                                                         -----------------
        Total Principal Distributable Amount                          0.00                                         0.000000

        Principal Distribution Amount                                 0.00                                         0.000000
                                                         -----------------

        Current Principal Carryover                                                             0.00               0.000000


INTEREST DISTRIBUTABLE AMOUNT:

        Note Quarterly Interest Distributable Amount          5,950,000.00                                        14.875000
        Plus: Prior Interest Carryover                                0.00                                         0.000000
                                                         -----------------
        Total Interest Distributable Amount                   5,950,000.00                                        14.875000

        Interest Distribution Amount                          5,950,000.00                                        14.875000
                                                         -----------------

        Current Interest Carryover                                                              0.00               0.000000


                                                                                                                 PER $1000
                                                                                                                 AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                        ORIG PRIN BAL

        Aggregate Scheduled Balance                       1,206,952,501.85                                       880.987228

        Servicing Fee                                         5,450,979.00                                         3.978817

        Spread Account                                       43,328,164.56                                        31.626397
        Net Change in Spread Account                         15,928,164.56                                              n/a

        Note Percentage                                            100.00%                                              n/a


==============================================================================================================================


                        WFS FINANCIAL 2001-B OWNER TRUST
                          Statement to Securityholders
                for Master Service Report Date of August 31, 2001
                   for Distribution Date of September 20, 2001
                                    Class A-4


================================================================================================================================



Original Principal Balance                                                            335,000,000.00



                                                                                                                  PER $1000
                                                                                                                  ORIG PRIN
AGGREGATE BALANCES:                                                                            TOTALS              BALANCE

        Aggregate Unpaid Principal Balance as of Prior Distribution Date               335,000,000.00             1000.000000

        Aggregate Unpaid Principal Balance as of Current Distribution Date             335,000,000.00             1000.000000

                                        Pool Factor                                          1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

       Note Quarterly Principal Distributable Amount                   0.00                                          0.000000
       Plus: Prior Principal Carryover                                 0.00                                          0.000000
                                                         ------------------
       Total Principal Distributable Amount                            0.00                                          0.000000

       Principal Distribution Amount                                   0.00                                          0.000000
                                                         ------------------

       Current Principal Carryover                                                               0.00                0.000000


INTEREST DISTRIBUTABLE AMOUNT:

       Note Quarterly Interest Distributable Amount            5,030,025.00                                         15.015000
       Plus: Prior Interest Carryover                                  0.00                                          0.000000
                                                         ------------------
       Total Interest Distributable Amount                     5,030,025.00                                         15.015000

       Interest Distribution Amount                            5,030,025.00                                         15.015000
                                                         ------------------

       Current Interest Carryover                                                                0.00                0.000000


                                                                                                                   PER $1000
                                                                                                                   AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                          ORIG PRIN BAL

       Aggregate Scheduled Balance                         1,206,952,501.85                                        880.987228

       Servicing Fee                                           5,450,979.00                                          3.978817

       Spread Account                                         43,328,164.56                                         31.626397
       Net Change in Spread Account                           15,928,164.56                                               n/a

       Note Percentage                                              100.00%                                               n/a

================================================================================================================================
